Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share
Schedule of basic and diluted earnings per share

	December 31,
(in thousands)	2022	2021	2020
Net income (loss)	$262,344	$108,459	$(23,930)

Weighted average common shares outstanding:
Weighted average common shares outstanding – basic	132,923	132,923	132,923
Weighted average common shares outstanding – diluted	133,074	132,923	132,923

Net income (loss) per common share:
Basic	$1.97	$0.82	$(0.18)
Diluted	$1.97	$0.82	$(0.18)